                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                  _______________

                                      FORM T-1

      STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                   TRUSTEE PURSUANT TO SECTION 305(b)(2)_________
                                  _______________

                         U.S. TRUST COMPANY OF TEXAS, N.A.
                (Exact name of trustee as specified in its charter)

                                                       75-2353745
     (State of incorporation                        (I.R.S. employer
     if not a national bank)                         identification No.)

     2001 Ross Ave, Suite 2700                            75201
           Dallas, Texas                                (Zip Code)
        (Address of trustee's
     principal executive offices)

                                 Compliance Officer
                         U.S. Trust Company of Texas, N.A.
                             2001 Ross Ave, Suite 2700
                                Dallas, Texas  75201
                                   (214) 754-1200
             (Name, address and telephone number of agent for service)
                                  _______________
                                Alaris Medical, Inc.
                (Exact name of obligor as specified in its charter)

             Deleware                                     13-3492624
     (State or other jurisdiction of                  (I.R.S. employer
     incorporation or organization)                    identification No.)

     10221 Wateridge Circle   92121
     San Diego, California    (Zip Code)
     (Address of principal executive offices)
                                  _______________
                       11 1/8% Senior Discount Notes due 2008
                        (Title of the indenture securities)

                                      GENERAL

1.   GENERAL INFORMATION.
     -------------------

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                    (Board of Governors of the Federal Reserve System)
               Federal Deposit Insurance Corporation, Dallas, Texas
               The Office of the Comptroller of the Currency, Dallas, Texas

     (b)  Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   VOTING SECURITIES OF THE TRUSTEE.

     Furnish the following information as to each class of voting securities of the Trustee:

                             As of August 25, 1998
-------------------------------------------------------------------------------

        Col A.                                                    Col B.
-------------------------------------------------------------------------------

     Title of Class                                         Amount Outstanding
-------------------------------------------------------------------------------

  Capital Stock - par value $100 per share                     5,000 shares

4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

     Not Applicable

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

          Not Applicable

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     Not Applicable

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

     Not Applicable

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     Not Applicable

9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     Not Applicable

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     Not Applicable

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     Not Applicable

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     Not Applicable

13.  DEFAULTS BY THE OBLIGOR.

     Not Applicable

14.  AFFILIATIONS WITH THE UNDERWRITERS.

     Not Applicable

15.  FOREIGN TRUSTEE.

     Not Applicable

16.  LIST OF EXHIBITS.

     T-1.1     -    A copy of the Articles of Association of U.S. Trust Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16.  (con't.)

     T-1.2     -    A copy of the certificate of authority of the Trustee to
               commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration
               No. 22-21897.

     T-1.3     -    A copy of the authorization of the Trustee to exercise
               corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

     T-1.4     -    A copy of the By-laws of the U.S. Trust Company of Texas,
               N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration
               No. 22-21897.

     T-1.6     -    The consent of the Trustee required by Section 321(b) of the
               Trust Indenture Act of 1939.

     T-1.7     -    A copy of the latest report of condition of the Trustee
               published pursuant to law or the requirements of its supervising or examining authority.


                                     NOTE

As of August 25, 1998 the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of August 25, 1998, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,723,200.00 shares of $5 par value Common Stock as of August 24, 1998.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.

                                  _______________

                                  SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 25th day of August, 1998.

                                       U.S. Trust Company
                                       of Texas, N.A., Trustee



                                       By: /s/ Bill Barber
                                          ---------------------------
                                           Bill Barber
                                           Vice President

                                                                 Exhibit T-1.6



                             CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Alaris Medical, Inc. 11 1/8% Senior Discount Notes due 2008, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.



                                       U.S. Trust Company of Texas, N.A.



                                       By: /s/ Bill Barber
                                          ---------------------------------
                                           Bill Barber
                                           Vice President


                                                                 Board of Governors of the Federal Reserve System
                                                                 OMB Number:  7100-0036
                                                                 Federal Deposit Insurance Corporation
                                                                 OMB Number:  3064-005
                                                                 Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council               OMB Number:  1557-008
                                                                 Expires March 31, 2001
----------------------------------------------------------------------------------------------------------------------------------

                                                                  (1)
                                                                 Please Refer to Page I,
(LOGO)                                                           Table of Contents, for
                                                                 the required disclosure
                                                                 of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH
DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS THAN $100
MILLION  - -  FFIEC  033

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1998
                                                                  (19980630)
This report is  required by law: 12 U.S.C.  Section ss. 324       (RCRI 9999)
(State member  banks);  12  U.S.C.  Section  ss.  1817
(State  nonmemberbanks); and 12 U.S.C. Sectionss.161              This  report  form is to be  filed by  banks  with  domestic
(National banks).                                                 offices   only.   Banks  with   branches  and   consolidated
                                                                  subsidiaries in U.S.  territories and  possessions,  Edge or
                                                                  Agreement  subsidiaries,   foreign  branches,   consolidated
                                                                  foreign  subsidiaries,  or International  Banking Facilities must file FFIEC 031.
----------------------------------------------------------------------------------------------------------------------------------

NOTE:  The Reports of Condition  and Income must be signed by an  The  Reports of  Condition  and Income are to be prepared in authorized  officer and the Report of Condition must be attested  accordance with Federal regulatory  authority  instructions.
to  by  not  less  than  two  directors   (trustees)  for  State  NOTE:  these  instructions  may in some  cases  differ  from nonmember  banks  and  three  directors  for  State  member  and  generally accepted accounting principles.
National Banks.
                                                                  We,  the  undersigned  directors  (trustees),  attest to the
I,      Alfred B. Childs, SVP & Cashier                           correctness  of this  Report  of  Condition  (including  the
       ----------------------------------------------------       supporting  schedules) and declare that it has been examined
       Name and Title of  Officer Authorized to Sign Report       by us and to the best of our  knowledge  and belief has been prepared in conformance with the instructions  issued by the of the named  bank do  hereby  declare  that  these  Reports  of  appropriate  Federal  regulatory  authority  and is true and
Condition and Income  (including the supporting  schedules) have  correct.
been prepared in  conformance  with the  instructions  issued by the  appropriate  Federal  regulatory  authority and are true to
the best of my knowledge and belief.                              /s/     William Goodwin
                                                                  -----------------------
                                                                   Director (Trustee)
/s/         Alfred B. Childs
-----------------------------------------------
  Signature of Officer Authorized to Sign Report                  /s/.    Arthur White
                                                                  --------------------
                                                                   Director (Trustee)

7/15/98
----------------------------------
 Date of Signature                                                /s/.    Peter Denker
                                                                  --------------------
                                                                   Director (Trustee)

----------------------------------------------------------------------------------------------------------------------------------

SUBMISSION OF REPORTS                                            (b)  in hard-copy  (paper) form and arrange for another party to convert the paper  report to  electronic  form.  That
Each bank must  prepare  its  Reports of  Condition  and Income       party (if  other  than EDS)  must  transmit  the  bank's
either:                                                               computer data file to EDS.
(a)  in  electronic  form and then file the computer  data file  To fulfill the signature and attestation  requirement for the directly  with the  banking  agencies'  collection  agent,  Reports of Condition and Income for this report date,  attach
     Electronic Data Systems  Corporation (EDS), by modem or on  this signature page to the hard-copy  record of the completed
     computer diskette; or                                       report that the bank places in its files.



----------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number    33217                                 US TRUST COMPANY OF TEXAS, NATIONAL ASSOCIATION
                        -----------                              -----------------------------------------------
                        (RCRI 9050)                              Legal Title of Bank (TEXT 9010)

                                                                 DALLAS
                                                                 ------------------------------------------------
                                                                 City (TEXT 9130)

                                                                 TX                          75201
                                                                 -------------------------------------------------
                                                                 State Abbrev. (TEXT 9200)   Zip Code. (TEXT 9220)


                         Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
                                                       Office of the Comptroller of the Currency



U.S. TRUST COMPANY OF TEXAS, N.A.                              Call Date:         06/30/98      State #:   48-6797      FFIEC  033
2001 ROSS AVENUE, SUITE 2700                                   Vendor ID:                D       Cert #:   33217        RC-1
DALLAS, TX  75201                                              Transit #:         11101765
                                                                                                                         ---------
                                                                                                                              9
                                                                                                                         ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1998

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                        C200
                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.    Cash and balances due from depository institutions:                                            RCON
                                                                                                      ----     ---------
       a.  Noninterest-bearing balances and currency and coin                     ______  _______     0081        1,900  1.a
           (1,2)__________________                                                                             ---------

                                                                                                               ---------
       b.  Interest bearing balances                                              ______  _______     0071          241  1.b
       (3)____________________________________________                                                         ---------
                                                                                                               ---------
 2.    Securities:
                                                                                                               ---------
                                                                                                               ---------
       a.  Held-to-maturity securities (from Schedule RC-B, column                ______   _______    1754            0  2.a
       A)_______________                                                                                       ---------

                                                                                                               ---------
       b.  Available-for-sale securities (from Schedule RC-B, column              ______  _______     1773      127,638  2.b
       D)______________                                                                                        ---------
                                                                                                               ---------
 3.    Federal funds sold (4) and securities purchased under agreements to                            1350        2,000  3
       resell:
                                                                                                               ---------
 4.    Loans and lease financing receivables:                                     RCON
                                                                                          ---------
       a.  Loans and leases, net of unearned income (from Schedule                 2122     20,749                       4.a
       RC-C)____________
                                                                                          ---------
                                                                                          ---------
       b.  LESS:  Allowance for loan and lease                                     3123        230                       4.b
       losses_______________________________
                                                                                          ---------
                                                                                          ---------
       c.  LESS:  Allocated transfer risk                                          3128          0                       4.c
       reserve___________________________________
                                                                                          ---------
                                                                                                               ---------
       d.  Loans and leases, net of unearned income, allowance, and reserve                           RCON
                                                                                                      ----
            (item 4.a minus 4.b and                                               ______  _______     2125       20,519  4.d
       4.c)_____________________________________________
                                                                                                               ---------
                                                                                                               ---------
 5.    Trading                                                                    ______  _______     3545            0  5.
       assets____________________________________________________________
                                                                                                               ---------
                                                                                                               ---------
 6.    Premises and fixed assets (including capitalized                           ______  _______     2145          705  6.
       leases)______________________
                                                                                                               ---------
                                                                                                               ---------
 7.    Other real estate owned (from Schedule                                     ______  _______     2150            0  7.
       RC-M)______________________________
                                                                                                               ---------
                                                                                                               ---------
 8.    Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M)_____________________________________________________  ______  _______     2130            0  8.
                                                                                                               ---------
                                                                                                               ---------
 9.    Customers' liability to this bank on acceptances                           ______  _______     2155            0  9.
       outstanding__________________
                                                                                                               ---------
                                                                                                               ---------
10.    Intangible assets (from Schedule                                           ______  _______     2143            0  10.
       RC-M)____________________________________
                                                                                                               ---------
                                                                                                               ---------
11.    Other assets (from Schedule                                                ______  _______     2160        1,859  11.
       RC-F)_________________________________________
                                                                                                               ---------
                                                                                                               ---------
12.    Total assets (sum of items 1 through                                       ______  _______     2170      154,862  12.
       11)____________________________________
                                                                                                               ---------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Included time certificates of deposit not held for trading.

U.S. TRUST COMPANY OF TEXAS, N.A.                                Call Date:   06/30/98    State #:   48-6797      FFIEC  033
2001 ROSS AVENUE, SUITE 2700                                     Vendor ID:          D     Cert #:    33217       RC-2
DALLAS, TX  75201                                                Transit #:    11101765





                                                                                                                ---------------
                                                                                                                      10
                                                                                                                ---------------

SCHEDULE RC - CONTINUED

                                                                                             Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.    Deposits:
       a.  In domestic offices (sum of totals of                                                      RCON
                                                                                                      ----
                                                                                                               ---------
            columns A and C from Schedule                                          RCON               2200      128,302  13.a
                                                                                   ----
       RC-E)___________________________________
                                                                                                               ---------
                                                                                          ---------
            (1)  Noninterest-bearing                                               6631     18,826                       13.a.1
       (1)_____________________________________________
                                                                                          ---------
                                                                                          ---------
            (2)  Interest-bearing                                                  6636    109,476                       13.a.2
       ---------------------------------------------------
                                                                                          ---------
       b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
             (1)
       Noninterest-bearing________________________________________________
             (2)
       Interest-bearing___________________________________________________
                                                                                                               ---------
14.    Federal funds purchased(2)  and securities sold under agreements to                            RCON            0  14
                                                                                                      ----
       repurchase:                                                                                    2800
                                                                                                               ---------
15.    a.  Demand notes issued to the U.S.                                        ______  _______     2840            0  15.a
       Treasury_________________________________________________________________
                                                                                                               ---------
                                                                                                               ---------
       b.  Trading                                                                ______  _______     3548            0  15.b
       liabilities______________________________________________________
                                                                                                               ---------
16.    Other borrowed money:
                                                                                                               ---------
       A.  WITH A REMAINING MATURITY OF ONE YEAR OR                               ______  _______     2332        1,000  16.a
       LESS_____________________________________________________________________
                                                                                                               ---------
                                                                                                               ---------
       B. WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE           ______  _______     A547        2,000  16.b
       YEARS____________________________________________________________________
                                                                                                               ---------
       C. WITH A REMAINING MATURITY OF MORE THAN THREE                            ______  _______     A548        1,000  16.c
       YEARS____________________________________________________________________
                                                                                                               ---------
17.    Not applicable
                                                                                                               ---------
18.    Bank's liability on acceptances executed and                               ______  _______     2920            0  18.
       outstanding______________________________________________________________
                                                                                                               ---------
                                                                                                               ---------
19.    Subordinated notes and                                                     ______  _______     3200            0  19.
       debentures_______________________________________________________________
                                                                                                               ---------
                                                                                                               ---------
20.    Other liabilities (from Schedule                                           ______  _______     2930        2,006  20.
       RC-G)______________________________________
                                                                                                               ---------
21.    Total liabilities (sum of items 13 through                                 ______  _______     2948      134,308  21.
       20)______________________________________________________________________
                                                                                                               ---------
22.    Not applicable
EQUITY CAPITAL
                                                                                                              ---------
                                                                                                      RCON       7,000  23.
                                                                                                      ----
23.    Perpetual preferred stock and related                                      ______   ______     3838
       surplus__________________________________________________________________
                                                                                                              ---------
                                                                                                              ---------
24.    Common stock___________________________________________________________    ______   ______     3230         500  24.
                                                                                                              ---------
                                                                                                              ---------
25.    Surplus (exclude all surplus related to preferred                          ______   ______     3839       8,384  25.
       stock)____________________________________________________________________
                                                                                                              ---------
                                                                                                              ---------
26.    a.  Undivided profits and capital                                          ______   ______     3632       4,252  26.a
       reserves__________________________________________________________________
                                                                                                              ---------
       b.  Net unrealized holding gains (losses) on available-for-sale            ______   ______     8434         418  26.b
       securities________________________________________________________________
                                                                                                              ---------
27.    Cumulative foreign currency translation
       adjustments______________________________________________________________
                                                                                                              ---------
28.    Total equity capital (sum of items 23 through                              ______   ______     3210      20,554  28.
       27)____________________________
                                                                                                              ---------
                                                                                                              ---------
29.    Total liabilities and equity capital (sum of items 21 and                  ______   ______     2257     154,862  29.
       28)___________________
                                                                                                              ---------

MEMORANDUM
   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.                                                     NUMBER
                                                                                                              ---------
 1.  Indicate in the box at the right the number of the  statement  below that best  describes the most comprehensive  level  of  auditing  work  performed  for the  bank by  independent
     external auditors as of any date during 1997___________________________________________________  6724         N/A  M.1
                                                                                                              ---------

1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by certified              external auditors (may be required by state chartering
    public accounting firm which submits a report on the  bank           authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing             auditors
    standards by a certified public accounting firm which            6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but            external auditors
    not on the bank separately)                                      7 = Other audit procedures (excluding tax preparation
3 = Directors' examination of the bank conducted in accordance           work)
    with generally accepted auditing standards by a certified        8 = No external audit work
    public accounting firm (may be required by state chartering authority)

(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.

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